COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 18       COMMITMENTS AND CONTINGENCIES

We lease land or buildings at certain properties from third parties. The leases generally provide us with a right of first refusal in the event of a proposed sale of the property by the landlord. Rental payments are expensed as incurred and have, to the extent applicable, been straight-lined over the term of the lease. The following is a summary of our contractual rental expense as presented in our Consolidated Statements of Operations and Comprehensive Income (Loss):

	Successor		Predecessor
	Year Ended December 31,	Period from November 10, 2010 through December 31,	Period from January 1, 2010 through November 9,	Year Ended December 31,
	2011	2010	2010	2009
	(In thousands)
Contractual rent expense, including participation rent	$14,270	$1,990	$9,351	$11,683
Contractual rent expense, including participation rent and excluding amortization of above and below-market ground leases and straight-line rent	8,411	1,179	4,725	6,236

See Note 8 for our obligations related to uncertain tax positions for disclosure of additional contingencies.

The following table summarizes the contractual maturities of our long-term commitments. Long-term debt, held for sale debt and ground leases include the related acquisition accounting fair value adjustments:

	2012	2013	2014	2015	2016	Subsequent / Other	Total
	(In thousands)
Long-term debt-principal	$1,555,148	$1,388,883	$2,735,139	$2,038,427	$3,424,025	$6,001,392	$17,143,014
Held for sale debt principal(1)	72,453	—	—	—	—	—	72,453
Retained debt-principal	37,745	1,277	1,363	1,440	1,521	87,272	130,618
Junior Subordinated Notes(2)	206,200	—	—	—	—	—	206,200
Ground lease payments	6,520	6,629	6,663	6,674	6,558	223,767	256,811
Tax indemnification liability	—	—	—	—	—	303,750	303,750
Uncertain tax position liability	—	—	—	—	—	6,847	6,847
Total	$1,878,066	$1,396,789	$2,743,165	$2,046,541	$3,432,104	$6,623,028	$18,119,693

(1) Held for sale debt principal is included in liabilities held for disposition on the consolidated balance sheet.

(2) Although we do not expect the notes to be redeemed prior to maturity in 2041, the trust that owns the notes may exercise its right to redeem the notes prior to 2041.  As a result, the notes are included as amounts due in 2012.

Contingent Stock Agreement

In conjunction with GGP’s acquisition of The Rouse Company (“TRC”) in November 2004, GGP assumed TRC’s obligations under the Contingent Stock Agreement, (“the “CSA”). Under the terms of the CSA, the Predecessor was required through August 2009 to issue shares of its common stock semi-annually (February and August) to the previous owners of certain assets within the Summerlin Master Planned Community (the “CSA Assets”) dependent on the cash flows from the development and/or sale of the CSA Assets and the Predecessor’s stock price. During 2009, the Predecessor was not obligated to deliver any shares of its common stock under the CSA as the net development and sales cash flows of the CSA assets were negative for the applicable periods. The Plan provided that the final payment and settlement of all other claims under the CSA would be a total of $230.0 million, all of which has been paid by GGP as of December 31, 2010. On the Effective Date, the CSA assets were spun-out, with the other Summerlin assets, to HHC.